UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
May 4, 2011

Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	333-160748 (Commission File Number)	27-0351641 (IRS Employer Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-10.6
EX-10.7
EX-99.1

Item 1.01	Entry into a Material Definitive Agreement.
Property Acquisition
     The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.
Property Acquisition
     On May 5, 2011 (the “Closing Date”), Steadfast Income REIT, Inc. (the “Company”) acquired a fee simple interest in a 130-unit multifamily residential property located at 2405 Arbor Pointe Drive in Louisville, Kentucky commonly known as the Arbor Pointe Apartments (the “Arbor Pointe Property”), through SIR Arbor Pointe, LLC (“SIR Arbor Pointe”), a wholly-owned subsidiary of the Company’s operating partnership. On February 16, 2011, Steadfast Asset Holdings, Inc. (“Steadfast Holdings”), an affiliate of the Company’s sponsor, entered into a Real Estate Purchase and Sale Agreement for the purchase of Arbor Pointe Property (the “Purchase Agreement”) with Arbor Pointe, L.P., an unaffiliated third party (the “Seller”). On the Closing Date, Steadfast Holdings assigned the Purchase Agreement to SIR Arbor Pointe.
     SIR Arbor Pointe acquired the Arbor Pointe Property for an aggregate purchase price of $6,500,000, exclusive of closing costs. SIR Arbor Pointe financed the payment of the purchase price for the Arbor Pointe Property with a combination of (1) proceeds from the Company’s public offering and (2) a loan in the aggregate principal amount of $5,200,000 from PNC Bank, National Association (the “Lender”) pursuant to the requirements of the Fannie Mae DUS Supplement Loan Program and evidenced by a promissory note dated May 4, 2011 (“Arbor Pointe Note”). For additional information on the terms of the Arbor Pointe Note, see Item 2.03 below.
     An acquisition fee of approximately $135,000 was earned by the Company’s advisor in connection with the acquisition of the Arbor Pointe Property, which acquisition fee is expected to be paid to the Company’s advisor subject to the terms of the advisory agreement between the Company, the Company’s advisor and the Company’s operating partnership.
     The Arbor Pointe Property was constructed in 1995 and consists of 60 two-bedroom, garden style apartments and 70 three-bedroom townhouses. The apartment units at the Arbor Pointe Property average approximately 1,150 square feet and each apartment unit includes two bathrooms, central heat and air conditioning, a full set of kitchen appliances, washer and dryer connections and private patios or balconies. Common area amenities at the Arbor Pointe Property include an on-site management office, swimming pool, playground and community room. The Arbor Pointe Property is located in the Hurstbourne Acres submarket of downtown Louisville, Kentucky, which enjoys convenient access to employment centers, large national retailers, several institutions of higher learning and Louisville’s downtown medical research campus. The Arbor Pointe Property operates under the Low Income Housing Tax Credit (LIHTC) program, which requires that 100% of the units at the Arbor Pointe Property be rented to tenants earning no more than 60% of the area’s median income. As of April 28, 2011, the Arbor Pointe Property was approximately 97% occupied.
     The material terms of the agreements related to the acquisition of Arbor Pointe Property described herein are qualified in their entirety by the agreements attached as Exhibits 10.1 through 10.3 to this Current Report on Form 8-K and incorporated herein by reference.
Management of Property
     On the Closing Date, SIR Arbor Pointe and Steadfast Management Co., Inc. (the “Property Manager”), an affiliate of the Company’s sponsor, entered into a Property Management Agreement (the “Management Agreement”), pursuant to which the Property Manager will serve as the exclusive leasing agent and manager of the Arbor Pointe Property. Pursuant to the Management Agreement, SIR Arbor Pointe will pay the Property Manager a monthly management fee in an amount equal to 3.5% of the Arbor Pointe Property’s gross collections (as defined in the Management Agreement) for each month. The Management Agreement has an initial one year term and will continue thereafter on a month-to-month basis unless either party gives thirty (30) days’ prior notice of its desire to terminate the Management Agreement; provided, that SIR Arbor Pointe may terminate the Management Agreement at any time without cause upon thirty (30) days’ prior written notice to the Property Manager and upon five (5) days’ prior written notice to the Property Manager in the event of the gross negligence, willful misconduct or bad acts of the Property Manager or any of the Property Manager’s employees.
     The material terms of the Management Agreement described herein are qualified in their entirety by the Management Agreement, a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Arbor Pointe Note
     In connection with the acquisition of the Arbor Pointe Property, SIR Arbor Pointe borrowed $5,200,000 from Lender pursuant to the Arbor Pointe Note. The Arbor Pointe Note has an 84 month term with a maturity date of June 1, 2018 (the “Maturity Date”), and payments under the Arbor Pointe Note are based upon a 30 year amortization schedule. SIR Arbor Pointe paid a loan origination fee of $52,000 to the Lender in connection with the Arbor Pointe Note.
     Interest on the outstanding principal balance of the Arbor Pointe Note will accrue at a rate of 4.86% per annum (the “Interest Rate”), and a monthly payment of principal and interest in the amount of $27,472 will be due and payable on the first day of each month, commencing June 1, 2011, until the Maturity Date. The entire outstanding principal balance of the Arbor Pointe Note, plus any accrued and unpaid interest thereon, is due and payable in full on the Maturity Date. So long as any monthly payment or any other amount due under the Arbor Pointe Note remains past due for 30 days or more, interest will accrue on the unpaid principal balance of the Arbor Pointe Note at a rate equal to the lesser of (1) the Interest Rate plus 4.0% or (2) the maximum interest rate which may be collected by the Lender under applicable law. So long as any payment due under the Arbor Pointe Note is not received by the Lender within ten days after such payment is due, SIR Arbor Pointe will pay to the Lender, immediately and without demand by the Lender, a late charge equal to 5.0% of the amount of the payment due. SIR Arbor Pointe may voluntarily prepay all, but not less than all, of the unpaid principal balance of the Arbor Pointe Note and all accrued interest thereon and other sums due to the Lender under the Arbor Pointe Note on the last day of any calendar month during the term of the Arbor Pointe Note, provided that SIR Arbor Pointe must provide the Lender with at least thirty (30) days and not more than sixty (60) days prior written notice of such prepayment. SIR Arbor Pointe must also pay a prepayment fee to the Lender, calculated in accordance with the terms of the Arbor Pointe Note, in connection with any voluntary prepayment of the Arbor Pointe Note, provided that no prepayment fee will be payable in connection with any prepayment of the Arbor Pointe Note made during the three calendar months prior to the Maturity Date.
     The performance of the obligations of SIR Arbor Pointe under the Arbor Pointe Note is secured by (1) a Multifamily Mortgage, Assignment of Rents and Security Agreement by and between SIR Arbor Pointe and Lender with respect to the Arbor Pointe Property (the “Multifamily Mortgage”) and (2) an assignment of the Management Agreement by SIR Arbor Pointe and the Property Manager for the benefit of the Lender (the “Management Agreement Assignment”). Pursuant to the Management Agreement Assignment, SIR Arbor Pointe may not transfer the management responsibilities with respect to Arbor Pointe Property to any other property manager or terminate or amend the Management Agreement without the Lender’s prior written consent, and upon any event of default under the Arbor Pointe Note or the Multifamily Mortgage, Lender may terminate the Management Agreement without cause upon prior written notice to the Property Manager.
     SIR Arbor Pointe will have no personal liability under the Arbor Pointe Note or any other loan document for the repayment of the principal and interest and any other amounts due under the Arbor Pointe Note or any other loan document (“Indebtedness”) or for the performance of any other obligations under the Arbor Pointe Note or any other loan documents; provided, however, that SIR Arbor Pointe will be personally liable to the Lender for the repayment of a portion of the Indebtedness equal to any loss or damage suffered by Lender as a result of, among other events, (1) failure of SIR Arbor Pointe to pay to Lender upon demand after an event of default all rents and security deposits to which Lender is entitled under the Multifamily Mortgage, (2) failure of SIR Arbor Pointe to apply all insurance proceeds and condemnation proceeds as required by the Multifamily Mortgage, (3) fraud or written material misrepresentation by SIR Arbor Pointe or any officer, director, partner, member or employee of SIR Arbor Pointe in connection with the Indebtedness or any request for any action or consent by Lender, (4) waste or abandonment of the Arbor Pointe Property, (5) SIR Arbor Pointe’s acquisition of any real property other than the Arbor Pointe Property or operation of any business other than the management of the Arbor Pointe Property, (6) certain prohibited transfers of ownership interests in SIR Arbor Pointe or the Arbor Pointe Property under the Multifamily Mortgage, and (7) certain bankruptcy and insolvency events with respect to SIR Arbor Pointe.
     In connection with the Arbor Pointe Note, the Company absolutely, unconditionally and irrevocably guaranteed to the Lender the full and prompt payment when due of all amounts for which SIR Arbor Pointe is personally liable under the Arbor Pointe Note, as described above.
     In connection with the Arbor Point Note, SIR Arbor Pointe deposited the sum of $144,889 (the “Deposit”), with the Lender. Upon SIR Arbor Pointe’s request, the Lender will disburse the Deposit to SIR Arbor Pointe in order to reimburse SIR Arbor Pointe for the cost of certain required repairs and upgrades to the Arbor Pointe Property to be completed over the next twelve months, including but not limited to parking lot repairs, landscaping, roof repairs, balcony and deck repairs, drainage improvements, siding repairs and partial door replacements.
     The material terms of the Arbor Pointe Note and the other agreements described herein are subject to and qualified in their entirety by the agreements attached hereto as Exhibits 10.5 through 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
     On May 9, 2011, the Company distributed a press release announcing the completion of the acquisition of the Arbor Pointe Property. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
     The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
     Because it is impracticable to provide the required financial statements for the acquisition of the real property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.
(b) Pro Forma Financial Information.
     See Paragraph (a) above.
(d) Exhibits.

Exhibit	Description

10.1	Real Estate Purchase and Sale Agreement With Escrow Instructions, dated as February 16, 2011, by and between Arbor Pointe, L.P. and Steadfast Asset Holdings, Inc.

10.2	Notice, dated April 11, 2011, from Steadfast Asset Holdings, Inc. to Arbor Pointe, L.P.

10.3	Assignment and Assumption of Purchase Agreement, dated May 5, 2011, by and between Steadfast Asset Holdings, Inc. and SIR Arbor Pointe, LLC

10.4	Property Management Agreement, dated as of May 5, 2011, by and between SIR Arbor Pointe, LLC and Steadfast Management Co., Inc.

10.5	Multifamily Note, dated May 4, 2011, by SIR Arbor Pointe, LLC in favor of PNC Bank, National Association

Exhibit	Description

and Acknowledgement and Agreement of Key Principal to Personal Liability for Exceptions to Non-Recourse Liability by Steadfast Income REIT, Inc.

10.6	Multifamily Mortgage, Assignment of Rents and Security Agreement, dated as of May 4, 2011, by and among SIR Arbor Pointe, LLC and PNC Bank, National Association

10.7	Assignment of Management Agreement, dated as of May 4, 2011, by and among SIR Arbor Pointe, LLC, Steadfast Management Co., Inc. and PNC Bank, National Association

99.1	Press Release dated May 9, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.
Date: May 9, 2011	By:	/s/ Rodney F. Emery
Rodney F. Emery
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit	Description

10.1	Real Estate Purchase and Sale Agreement With Escrow Instructions, dated as February 16, 2011, by and between Arbor Pointe, L.P. and Steadfast Asset Holdings, Inc.

10.2	Notice, dated April 11, 2011, from Steadfast Asset Holdings, Inc. to Arbor Pointe, L.P.

10.3	Assignment and Assumption of Purchase Agreement, dated May 5, 2011, by and between Steadfast Asset Holdings, Inc. and SIR Arbor Pointe, LLC

10.4	Property Management Agreement, dated as of May 5, 2011, by and between SIR Arbor Pointe, LLC and Steadfast Management Co., Inc.

10.5	Multifamily Note, dated May 4, 2011, by SIR Arbor Pointe, LLC in favor of PNC Bank, National Association and Acknowledgement and Agreement of Key Principal to Personal Liability for Exceptions to Non-Recourse Liability by Steadfast Income REIT, Inc.

10.6	Multifamily Mortgage, Assignment of Rents and Security Agreement, dated as of May 4, 2011, by and among SIR Arbor Pointe, LLC and PNC Bank, National Association

10.7	Assignment of Management Agreement, dated as of May 4, 2011, by and among SIR Arbor Pointe, LLC, Steadfast Management Co., Inc. and PNC Bank, National Association

99.1	Press Release dated May 9, 2011